Exhibit 10.2

AMENDMENT NO. 3, dated as of September 28, 2010 (this “Amendment”), to the Credit Agreement, dated as of July 27, 2010 and amended and restated on August 6, 2010 and as further amended and restated on September 21, 2010, among PINAFORE, LLC, a Delaware limited liability company (the “LLC Co-Borrower”), PINAFORE, INC., a Delaware corporation (the “Corporate Co-Borrower” and, together with the LLC Co-Borrower, the “Borrower”), PINAFORE ACQUISITIONS LIMITED, a limited liability company incorporated under the laws of England and Wales, as Holdings, the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANC OF AMERICA SECURITIES LLC, as Syndication Agent, CITIGROUP GLOBAL MARKETS INC., BANC OF AMERICA SECURITIES LLC, BARCLAYS CAPITAL, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Co-Documentation Agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties desire to amend Section 10.22 of the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.1 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Loan Documents;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is hereby amended as follows:

(a) Section 10.22 of the Credit Agreement is hereby deleted and replaced in its entirety with the language set forth below:

“Section 10.22 Parallel Debt.

(a) Without prejudice to the provisions of this Agreement and the Collateral Documents and for the purpose of preserving the initial and continuing validity of the security rights granted and to be granted by the Loan Parties to the Collateral Agent (or any sub-agent thereof) for the benefit of the Secured Parties, an amount equal to and in the same currency as the Obligations from time to time due by such Loan Party in accordance with the terms and conditions of the Loan Documents, including for the avoidance of doubt, the limitations set out in any joinder agreement delivered in accordance with Section 6.11, shall be owing as separate and independent obligations of such Loan Party to each of (i) the Collateral Agent (such payment undertaking and the obligations and liabilities which are the result thereof the “Collateral Agent Parallel Debt”) and (ii) any sub-agent of the Collateral Agent (such payment undertaking and the obligations and liabilities which are the result thereof the “Sub-Agent Parallel Debt” and, together with the Collateral Agent Parallel Debt, the “Parallel Debt”). Solely for the purposes of the Collateral Documents governed by Russian law, the Collateral Agent acts as a joint and several creditor with each Secured Party.

(b) Each Loan Party and the Collateral Agent (and any sub-agent thereof) acknowledge that (i) for this purpose the Collateral Agent Parallel Debt constitutes undertakings, obligations and liabilities of each Loan Party to the Collateral Agent under the Loan Documents which are separate and independent from, and without prejudice to, the corresponding Obligations under the Loan Documents which such Loan Party has to the Secured Parties or any obligations with respect to the Sub-Agent Parallel Debt; (ii) for this purpose the Sub-Agent Parallel Debt constitutes undertakings, obligations and liabilities of each Loan Party to each sub-agent, if any, of the Collateral Agent under the Loan Documents which are separate and independent from, and without prejudice to, the corresponding Obligations under the Loan Documents which such Loan Party has to the Secured Parties or any obligations with respect to the Collateral Agent Parallel Debt; (iii) that the Collateral Agent Parallel Debt represents the Collateral Agent’s own claims to receive payment of the Collateral Agent Parallel Debt; and (iv) that the Sub-Agent Parallel Debt represents the applicable sub-agent’s own claims to receive payment of the Sub-Agent Parallel Debt; provided that the total amount which may become due under each of the Collateral Agent Parallel Debt and the Sub-Agent Parallel Debt shall never exceed the total amount which may become due under the Loan Documents; provided, further, that the Collateral Agent and any sub-agent thereof shall exercise its rights with respect to the applicable Parallel Debt solely in accordance with this Agreement and the Collateral Documents (including the Junior Lien Intercreditor Agreement).

(c) Every payment of monies made by a Loan Party to the Collateral Agent or any sub-agent thereof shall (conditionally upon such payment not subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, liquidation or similar laws of general application) be in satisfaction pro tanto of the covenant by such Loan Party contained in Section 10.22(a); provided that if any such payment as is mentioned above is subsequently avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, liquidation or similar laws of general application, the Collateral Agent and any sub-agent thereof shall be entitled to receive the amount of such payment from such Loan Party and such Loan Party shall remain liable to perform the relevant obligation and the relevant liability shall be deemed not to have been discharged.

(d) Subject to the provision in paragraph (c) of this Section 10.22, but notwithstanding any of the other provisions of this Section 10.22:

(i) the total amount due and payable as Collateral Agent Parallel Debt and Sub-Agent Parallel Debt under this Section 10.22 shall be each decreased to the extent that a Loan Party shall have paid any amounts to the Collateral Agent (or any sub-agent thereof) or to the Administrative Agent on behalf of the Secured Parties or any of them to reduce the outstanding principal amount of the Obligations or the Collateral Agent (or any sub-agent thereof) or the Administrative Agent on behalf of the Secured Parties otherwise receives any amount in payment of the Obligations; and

(ii) to the extent that a Loan Party shall have paid any amounts to the Administrative Agent or to the Collateral Agent (or any sub-agent thereof) under the applicable Parallel Debt or the Administrative Agent or the Collateral Agent (or any sub-agent thereof) shall have otherwise received monies in payment of the applicable Parallel Debt, the total amount due and payable under the Loan Documents shall be decreased as if said amounts were received directly in payment of the Obligations.

(e) In the event of a resignation of the Collateral Agent or any of its sub-agents or the appointment of a new Collateral Agent or sub-agent pursuant to Article IX of this Agreement, the retiring Collateral Agent or sub-agent shall at the Loan Parties’ sole cost and expense (i) assign the Parallel Debt owed to it (but not by way of novation) and (ii) transfer any Collateral granted to it securing such Parallel Debt, in each case to the successor Collateral Agent or sub-agent, as applicable.

(b) Pursuant to clause (vii)(b) of the final paragraph of Section 10.01 of the Credit Agreement, the Borrower and the Administrative Agent hereby agree that, for the avoidance of doubt, in applying the 65% limitation on the pledge of the voting stock of any Subsidiary pursuant to clause (D) of the definition “Collateral and Guarantee Requirement”, the determination of the percentage of total voting power of all outstanding voting stock in a Subsidiary pledged shall include all voting stock in such Subsidiary pledged by any Person.

Section 2. Consent. In accordance with Section 10.01 of the Credit Agreement and notwithstanding clause (d) of the definition of “Change of Control” in the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the issuance of Transitory Third Party Shares. As used in this Section 2, “Transitory Third Party Shares” means shares in Tomkins Limited issued in the circumstances contemplated by Article 131 of the Articles of Association of Tomkins Limited, the legal ownership of which are not held directly or indirectly by Holdings, and in relation to which (i) all rights to such shares are to be exercised at the direction of Pinafore Acquisitions Limited and (ii) Pinafore Acquisitions Limited has an unconditional right and entitlement to acquire.

Section 3. Effectiveness. The terms and conditions of this Amendment shall become effective as part of the terms and conditions of the Credit Agreement for any and all purposes on the date on which the Administrative Agent shall have received executed signature pages hereto from the Required Lenders and each Loan Party party to the Credit Agreement.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the effective date of this Amendment, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PINAFORE, LLC

By:	/s/ Donald West
Name: Donald West
Title: Assistant Secretary

PINAFORE, INC.

By:	/s/ Donald West
Name: Donald West
Title: Assistant Secretary

PINAFORE ACQUISITIONS LIMITED

By:	/s/ Todd Clegg
Name: Todd Clegg
Title: Authorized Signatory

[Amendment No. 3]

CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Vice President

[Amendment No. 3]

CITICORP USA, INC., as Collateral Agent

By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Vice President

[Amendment No. 3]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sanya Valeva
Name: Sanya Valeva
Title: Vice President

[Amendment No. 3]

BARCLAYS BANK PLC, as a Lender

By:	/s/ David Barton
Name: David Barton
Title: Director

[Amendment No. 3]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory

[Amendment No. 3]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

[Amendment No. 3]